UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2009

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-20877	87-0539570
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

Suite 2208-14, 22/F, Sun Life Tower, The Gateway,
15 Canton Road, Tsimshatsui, Kowloon, Hong Kong SAR
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (852) 2317 9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 8.01 Other Events

On August 25, 2009, Man Sang Holdings, Inc. (“Man Sang Nevada”) issued a press release announcing approval by Man Sang Nevada stockholders of Man Sang Nevada’s corporate reorganization that will result in Man Sang Nevada changing its place of incorporation from Nevada to the British Virgin Islands.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibit

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated August 25, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2009	MAN SANG HOLDINGS, INC.

	By:	/s/ Cheng Chung Hing, Ricky
CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 25, 2009.